UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2017

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address of Principal Executive Offices)

(86) 51083397559

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2017, the board of directors (the “Board’) of Cleantech Solutions International, Inc. (the “Company”) approved the appointment of Parkson Yip as Chief Operating Officer of the Company, effective immediately.

Parkson Yip is a seasoned executive with over 20 years of industry experience. Prior to joining the Company, Mr. Yip served as Co-Chairman and Executive Director of Share Economy Group from November 2016 to April 2017 where he managed business development and merger and acquisition (“M&A”) activities of the company. Prior to Share Economy Group, Mr. Yip served as Managing Director of ECrent Worldwide Company Limited from December 2014 to November 2016 where he managed online platform developments, business developments and M&A activities. From December 2005 to January 2014, Mr. Yip served as Managing Director of 88DB Hong Kong Limited where he managed worldwide operations of the company’s online platforms, including product development, strategic partnership and marketing strategies. Mr. Yip also served as Chief Technology Officer of Guangzhou Ruixin Technology from December 2002 to November 2005. Prior to becoming a corporate executive, Mr. Yip worked as a software engineer at GeoTel Communications Corporation and Lotus Development. He has also served as a director of ECrent (America) Company Limited since August 2016. Mr. Yip holds a Bachelor’s degree in Computer Engineering from Boston University.

 No family relationships exist between Mr. Yip and any of the Company's other directors or executive officers. There are no arrangements between Mr. Yip and any other person pursuant to which Mr. Yip was appointed as an officer of the Company. There are no transactions to which the Company is or was a participant and in which Mr. Yip has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the Press Release announcing Mr. Yip’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 7, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2017	Cleantech Solutions International, Inc.

	By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

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